Exhibit 10.81

AVISCAR INC.

- and -

BUDGETCAR INC.

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WTH CAR RENTAL ULC

as Rental ULC

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WTH FUNDING LIMITED PARTNERSHIP

as Funding LP

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BNY TRUST COMPANY OF CANADA

as Indenture Trustee

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BAY STREET FUNDING TRUST

as Series 2010-1 Note Purchaser

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CANADIAN MASTER TRUST

as Series 2010-2 Note Purchaser

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AVIS BUDGET CAR RENTAL, LLC

as Parent

AVIS BUDGET SECURITIZATION

THIRD GLOBAL AMENDMENT

November 27, 2012

THIRD GLOBAL AMENDMENT

THIS THIRD GLOBAL AMENDMENT is made as of November 27, 2012.

AMONG:

AVISCAR INC.

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BUDGETCAR INC.

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WTH FUNDING LIMITED PARTNERSHIP, a limited partnership formed under the laws of the Province of Ontario (“Funding LP”)

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WTH CAR RENTAL ULC, an unlimited liability company formed under the laws of the Province of Alberta (“Rental ULC”)

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BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as Indenture Trustee under the Indenture (the “Indenture Trustee”)

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MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of BAY STREET FUNDING TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (the “Series 2010-1 Noteholder”)

- and -

BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, in its capacity as trustee of CANADIAN MASTER TRUST, a trust established under the laws of the Province of Ontario, in its capacity as a Noteholder (the “Series 2010-2 Noteholder”)

- and -

AVIS BUDGET CAR RENTAL, LLC

(the “Parent”)

WHEREAS Rental ULC and the Indenture Trustee are parties to a Trust Indenture dated as of August 26, 2010 (the “Indenture”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-1 dated as of August 26, 2010 (the “Series 2010-1 Indenture Supplement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2010-2 dated as of August 26, 2010 (the “Series 2010-2 Indenture Supplement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Funding LP and Bay Street Funding Trust are parties to a Note Purchase Agreement dated as of August 26, 2010 (the “Series 2010-1 Note Purchase Agreement”);

WHEREAS Rental ULC, Aviscar Inc., Budgetcar Inc., Funding LP and Canadian Master Trust are parties to a Note Purchase Agreement dated as of August 26, 2010 (the “Series 2010-2 Note Purchase Agreement”);

WHEREAS Rental ULC, Funding LP, as administrator, and the Indenture Trustee are parties to a Supplement to the Indenture in respect of Series 2011-1 dated as of March 17, 2011 (the “Series 2011-1 Indenture Supplement”);

WHEREAS the parties hereto (together with certain other parties) made certain amendments to the Series 2010-1 Indenture Supplement and the Series 2010-2 Indenture Supplement (as well as certain other Transaction Documents) pursuant to a Global Amendment made as of February 17, 2011;

WHEREAS the parties hereto (together with certain other parties) made certain amendments to the Series 2010-1 Indenture Supplement, the Series 2010-2 Indenture Supplement, the Series 2010-1 Note Purchase Agreement and the Series 2010-2 Note Purchase Agreement pursuant to a Second Global Amendment made as of August 22, 2011;

WHEREAS the parties hereto wish to make certain additional amendments to the Indenture, the Series 2010-1 Indenture Supplement, the Series 2010-2 Indenture Supplement, the Series 2011-1 Indenture Supplement, the Series 2010-1 Note Purchase Agreement and the Series 2010-2 Note Purchase Agreement in accordance with, and pursuant to, Sections 13.1(a)(i), 13.1(b) and 13.2 of the Indenture and Section 5.6(e) of each of the Series 2010-1 Indenture Supplement and the Series 2010-2 Indenture Supplement on the terms as set forth herein;

WHEREAS the applicable Rating Agencies have been provided with prior written notice of the amendments herein provided in accordance with Sections 13.1(a)(i), 13.1(b) and 13.2 of the Indenture and Section 5.6(e) of each of the Series 2010-1 Indenture Supplement and the Series 2010-2 Indenture Supplement; and

WHEREAS the Parent joins as a party hereto solely for the purpose of providing its consent, confirmation and acknowledgement under Section 2.4 of this Agreement.

NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

Terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them in the Indenture unless otherwise defined herein. In this Amendment:

“Amendment” means this Third Global Amendment;

“Note Purchase Agreements” means the Series 2010-1 Note Purchase Agreement and the Series 2010-2 Note Purchase Agreement;

“Parent Guarantees” means (i) the parent guarantee provided by the Parent in respect of Series 2010-1 dated as of August 26, 2010; (ii) the parent guarantee provided by the Parent in respect of Series 2010-2 dated as of August 26, 2010; and (iii) the parent guarantee provided by the Parent in respect of Series 2011-1 dated as of March 17, 2011; and

“Supplements” means the Series 2010-1 Indenture Supplement, the Series 2010-2 Indenture Supplement and the Series 2011-1 Indenture Supplement.

1.2	Headings

The inclusion of headings in this Amendment is for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3	References to Articles and Sections

Whenever in this Amendment a particular Article, section or other portion thereof is referred to, unless otherwise indicated, such reference pertains to the particular Article, section or portion thereof contained herein.

1.4	Governing Law

This Amendment is governed by and shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party hereto irrevocably submits to the jurisdiction of the courts of competent jurisdiction in the Province of Ontario in respect of any action or proceeding relating in any way to this Amendment. The parties hereto shall not raise any objection to the venue of any proceedings in any such court, including the objection that the proceedings have been brought in an inconvenient forum.

ARTICLE 2

AMENDMENTS

2.1	Amendments to the Supplements

The Supplements are hereby amended as set forth in this Section 2.1:

(a)	Part (ii)(B) of Section 5.5(b) of each of the Series 2010-1 Indenture Supplement and the Series 2010-2 Indenture Supplement is hereby amended by deleting such part (ii)(B) and replacing it with the following:

“(B) Avis or Budget System Members, Funding LP or Avis or Budget, in each case pursuant to a Licensee Vehicle Assignment Agreement provided that for any purchase where the aggregate purchase price of the Vehicles subject to such purchase is $25,000,000 or more then each of the conditions precedent in Schedule “C” shall be satisfied and for all other purchases 10 Business Days’ prior written notice of such purchase shall have been provided to each of the Rating Agencies and, in the case of Used Vehicles only,”

(b)	The definition of “Licensee Vehicle Assignment Agreement” in Section 1.1 of the Series 2010-1 Indenture Supplement is hereby amended by deleting the definition and replacing it in its entirety with the following:

“Licensee Vehicle Assignment Agreement” means an agreement or agreements to be entered into between Rental ULC and the applicable vendor, in each case in form and substance satisfactory to the Series 2010-1 Noteholders, acting reasonably, in connection with the acquisition of Vehicles by Rental ULC (an executed copy of any such agreement to be delivered to the Series 2010-1 Noteholders by or on behalf of Rental ULC promptly following such execution).

(c)	The definition of “Licensee Vehicle Assignment Agreement” in Section 1.1 of the Series 2010-2 Indenture Supplement is hereby amended by deleting the definition and replacing it in its entirety with the following:

“Licensee Vehicle Assignment Agreement” means an agreement or agreements to be entered into between Rental ULC and the applicable vendor, in each case in form and substance satisfactory to the Series 2010-2 Noteholders, acting reasonably, in connection with the acquisition of Vehicles by Rental ULC (an executed copy of any such agreement to be delivered to the Series 2010-2 Noteholders by or on behalf of Rental ULC promptly following such execution).

(d)	The definition of “Licensee Vehicle Assignment Agreement” in Section 1.1 of the Series 2011-1 Indenture Supplement is hereby amended by deleting the definition and replacing it in its entirety with the following:

“Licensee Vehicle Assignment Agreement” means, where the vendor is Avis or Budget, an agreement to be entered into between Rental ULC and Avis or Budget, as applicable, (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with Avis or Budget as vendor and Funding LP as purchaser) and where the vendor is an Avis or Budget System Member, an agreement to be entered into between Rental ULC and such Avis or Budget System Member (or between Rental ULC and Funding LP if Funding LP has first entered into an agreement with such Avis or Budget System Member as vendor and Funding LP as purchaser), each agreement in respect of which the Rating Agency Condition has been satisfied.

(e)	The definition of “Series 2010-1 Transaction Documents” in Section 1.1 of the Series 2010-1 Indenture Supplement is hereby amended by deleting the definition and replacing it in its entirety with the following:

“Series 2010-1 Transaction Documents” means (a) the Indenture, the Master Vehicle Lease Agreement, the Administration Agreement, the Funding LP Partnership Agreement, the Funding LP Security Agreement, the Liquidation Agent Agreement, the Back-up Administration Agreement, the Funding/Rental Purchase Agreement, and the Account Control Agreement, (b) this Indenture Supplement, the Note Purchase Agreement, the Fee Letter, the Parent Guarantee, each Licensee Vehicle Assignment Agreement, and each document listed in clause (b) of this definition shall also constitute a “Transaction Document” for purposes of the Indenture.”

(f)	The definition of “Series 2010-2 Transaction Documents” in Section 1.1 of the Series 2010-2 Indenture Supplement is hereby amended by deleting the definition and replacing it in its entirety with the following:

“Series 2010-2 Transaction Documents” means (a) the Indenture, the Master Vehicle Lease Agreement, the Administration Agreement, the Funding LP Partnership Agreement, the Funding LP Security Agreement, the Liquidation Agent Agreement, the Back-up Administration Agreement, the Funding/Rental Purchase Agreement, and the Account Control Agreement, (b) this Indenture Supplement, the Note Purchase Agreement, the Fee Letter, the Parent Guarantee, each Licensee Vehicle Assignment Agreement, and each document listed in clause (b) of this definition shall also constitute a “Transaction Document” for purposes of the Indenture.”

(g)	The definition of “Series 2011-1 Transaction Documents” in Section 1.1 of the Series 2011-1 Indenture Supplement is hereby amended by deleting the definition and replacing it in its entirety with the following:

“Series 2011-1 Transaction Documents” means (a) the Indenture, the Master Vehicle Lease Agreement, the Administration Agreement, the Funding LP Partnership Agreement, the Funding LP Security Agreement, the Liquidation Agent Agreement, the Back-up Administration Agreement, the Funding/Rental Purchase Agreement, and the Account Control Agreement, (b) this Indenture Supplement, the Underwriting Agreement, the Parent Guarantee, each Licensee Vehicle Assignment Agreement, and each document listed in clause (b) of this definition shall also constitute a “Transaction Document” for purposes of the Indenture.”

(h)	Part (a) of the definition of “Moody’s Total Required Vehicle Collateral Amount” in Section 1.1 of each of the Supplements is hereby amended by deleting “(z) 1.52” and replacing it with “(z) 1.47”.

(i)	The definition of “Moody’s Non-Program Vehicle Enhancement Percentage” in Section 1.1 of each of the Supplements is hereby amended by deleting the reference to “52%” in the first line of such definition and replacing it with “47%”.

(j)	Part (a) of the definition of “DBRS Non-Program Vehicle Enhancement Percentage” in Section 1.1 of each of the Supplements is hereby amended by deleting the reference to “45.97%” in the first line of such part (a) and replacing it with “44.47%”.

2.2	Amendments to the Indenture

The Indenture is hereby amended as set forth in this Section 2.2:

Section 1.1 of the Indenture is amended by: (a) deleting the proviso at the end of the definition of “Eligible Investments” and replacing the comma immediately preceding such proviso with a period; and (b) by deleting subsection (b)(i) of the definition of “Qualified Institution” and replacing it with the following: “(i) has a long-term unsecured debt rating of AA(low) or a certificate of deposit rating of R-1(middle) from DBRS; and”.

2.3	Amendments to the Note Purchase Agreements

The Note Purchase Agreements are hereby amended as set forth in this Section 2.3:

The definition of “Commitment Termination Date” in Section 1.1 of each of the Note Purchase Agreements is hereby amended by replacing the date references of “October 31, 2013” and “October 30, 2012” contained therein with date references of “October 31, 2014” and “August 31, 2014”, respectively.

2.4	Parent Guarantees

The Parent hereby consents to the amendments to the Supplements, the Indenture and the Note Purchase Agreements effected by this Amendment and confirms and acknowledges that its obligations under the Parent Guarantees remain in full force and effect, notwithstanding such amendments.

ARTICLE 3

GENERAL

3.1	Effective Date

The amendments set forth in this Amendment shall be effective as of the date hereof.

3.2	Further Assurances

Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as any other party hereto may reasonably require from time to time for the purpose of giving effect to this Amendment and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Amendment.

3.3	Enurement

This Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

3.4	Counterparts

This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same document.

[signature pages follow]

IN WITNESS WHEREOF the undersigned have executed this Amendment.

AVISCAR INC.

By:	/s/ David Calabria
	Name: Title:	David Calabria VP & Assistant Treasurer

BUDGETCAR INC.

By:	/s/ Tim Smith
	Name: Title:	Tim Smith Asst. Treasurer

WTH CAR RENTAL ULC

By:	/s/ David Calabria
	Name: Title:	David Calabria VP & Assistant Treasurer

WTH FUNDING LIMITED PARTNERSHIP, in its own capacity and in its capacity as Administrator, by its General Partner, AVISCAR INC.

By:	/s/ David Calabria
	Name: Title:	David Calabria VP & Assistant Treasurer

BNY TRUST COMPANY OF CANADA, as Indenture Trustee and not in its individual capacity

By:	/s/ Patricia Benjamin
	Name: Title:	Patricia Benjamin Authorized Officer

S1	GLOBAL AMENDMENT

BNY TRUST COMPANY OF CANADA, as trustee of CANADIAN MASTER TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

By:	/s/ Terry J. Ritchie
	Name: Title:	Terry Ritchie Managing Director

By:	/s/ Chris Romano
	Name: Title:	Chris Romano Managing Director

MONTREAL TRUST COMPANY OF CANADA, as trustee of BAY STREET FUNDING TRUST, by its Securitization Agent, SCOTIA CAPITAL INC.

By:	/s/ Doug Noe
	Name: Title:	Doug Noe Managing Director

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ David Calabria
	Name: Title:	David Calabria VP & Assistant Treasurer

S2	GLOBAL AMENDMENT